Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties
Transactions with Related Parties
TRANSACTIONS WITH RELATED PARTIES

We have a Support Agreement with Caterpillar, which provides that Caterpillar will (1) remain, directly or indirectly, our sole owner; (2) cause us to maintain a net worth of at least $20 million and (3) ensure that we maintain a ratio of profit before income taxes and interest expense to interest expense calculated on an annual basis (as defined by the Support Agreement) of not less than 1.15 to 1.  In 2011, 2010 and 2009, Caterpillar did not make any significant capital contributions.  Although this agreement can be modified or terminated by either party, any modification or termination which would adversely affect holders of our debt is required to be approved by holders of 66-2/3 percent of the aggregate outstanding debt.  Any modification or termination which would adversely affect the lenders under the Credit Facility requires their approval.  Caterpillar's obligation under this agreement is not directly enforceable by any of our creditors and does not constitute a guarantee of any of our obligations.  A cash dividend totaling $600 million was paid to Caterpillar in 2011, $300 million was paid in the first quarter of 2011 and $300 million was paid in the third quarter of 2011.  A cash dividend of $600 million was paid to Caterpillar in the first quarter of 2010.  A cash dividend was neither declared nor paid in 2009.

The rates/prices for our transactions with Caterpillar are set based on arms-length transactions.

We have variable amount lending agreements and other notes receivable with Caterpillar.  Under these agreements, we may borrow up to $2.12 billion from Caterpillar, and Caterpillar may borrow up to $1.67 billion from us.  The agreements are in effect for indefinite periods of time and may be changed or terminated by either party with 30 days notice.  During January of 2011, we entered into a $2.0 billion committed credit facility with Caterpillar, which expires in February 2019.  Under this agreement, we receive a fee from Caterpillar based on amounts drawn under the credit facility and a commitment fee for the undrawn amounts under the credit facility.  Information concerning these agreements is as follows:

(Millions of dollars)	2011	2010	2009
Notes payable as of December 31,	$—	$600	$26
Notes receivable as of December 31,	$327	$278	$1,094
Interest expense	$1	$3	$3
Interest income on Notes Receivable with Caterpillar(1)	$16	$73	$93
Fees on credit facility with Caterpillar(1)	$40	$—	$—

(1)Included in Other revenues, net in the Consolidated Statements of Profit.

We have agreements with Caterpillar to purchase, at a discount, certain receivables generated by sales of products to Caterpillar dealers and customers.  Under these programs, we use a portion of collections each week to purchase additional receivables.  Information pertaining to these purchases is as below:

(Millions of dollars)	2011	2010	2009
Purchases made	$32,068	$16,513	$12,497
Discounts earned	$212	$139	$163
Balance as of December 31,	$3,154	$1,815	$1,073

We participate in certain marketing programs sponsored by Caterpillar by providing financing to customers at rates below standard rates.  Under these programs, Caterpillar subsidizes an amount at the outset of the transaction, which we then recognize as revenue over the term of the financing.  During 2011, 2010 and 2009, relative to such programs, we received $131 million, $117 million and $120 million, respectively.

We participate in various benefit plans, which are administered by Caterpillar.  These plans include employee medical plans and postretirement benefit plans.  We reimburse Caterpillar for these charges.  During 2011, 2010 and 2009, these charges amounted to $23 million, $23 million and $23 million, respectively.  Included in these charges are contributions to defined benefit plans in the amount of $7 million, $8 million and $7 million, respectively, for 2011, 2010 and 2009.  These contributions are related to our participation in the following defined benefit plans that are administered by Caterpillar: the Caterpillar Inc. Retirement Income Plan, the Caterpillar Inc. Supplemental Retirement Plan and the Caterpillar Inc. Retiree Benefit Program.  In addition, we participate in the Caterpillar stock incentive plans.  In 2011, 2010 and 2009, Caterpillar allocated to us $8 million, $7 million and $5 million, respectively, in expenses related to stock based compensation.  In addition, Caterpillar provides operational and administrative support, which is integral to the conduct of our business.  In 2011, 2010 and 2009, these operational and support charges for which we reimburse Caterpillar amounted to $27 million, $23 million and $19 million, respectively.

We provide administrative support services to certain Caterpillar subsidiaries.  Caterpillar reimburses us for these charges.  During 2011, 2010 and 2009, these charges amounted to $9 million, $8 million and $9 million, respectively.

When appropriate, we combine certain income tax filings with those of Caterpillar.  In such instances, we pay to or receive from Caterpillar our allocated share of income taxes or credits, in accordance with our tax sharing agreement with Caterpillar.

In 2009, we acquired Caterpillar Japan Limited's noncontrolling interest for $6 million.